Exhibit 99.2

HP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On November 1, 2015, HP Inc. (formerly known as “Hewlett-Packard Company”) completed the previously announced separation of its enterprise technology infrastructure, software, services and financing businesses from its personal systems and printing businesses (the “Separation”), which was accomplished by the distribution of one hundred percent (100%) of the outstanding common stock of Hewlett Packard Enterprise to HP Inc. stockholders as of the close of business on October 21, 2015, the record date for the distribution (the “Distribution”). HP Inc. stockholders received one share of Hewlett Packard Enterprise common stock for every one share of HP Inc. common stock held at the close of business on the record date. Hewlett Packard Enterprise is now an independent public company under the symbol “HPE” on the New York Stock Exchange.

The following unaudited pro forma consolidated condensed statements of earnings of HP Inc. for the nine months ended July 31, 2015 and for each of the three fiscal years ended October 31, 2014, 2013, and 2012 reflect HP Inc.’s results of operations as if the Distribution had occurred on November 1, 2011. The following unaudited pro forma consolidated condensed balance sheet of HP Inc. as of July 31, 2015 assumes that the Distribution had occurred on July 31, 2015. Beginning in the first quarter of fiscal 2016, Hewlett Packard Enterprise’s historical financial results for periods prior to the Distribution will be reflected in HP Inc.’s consolidated condensed financial statements as discontinued operations.

The unaudited pro forma consolidated condensed financial statements are presented based on information currently available, are intended for information purposes and, are not intended to represent what HP Inc.’s financial position and results of operations actually would have been had the Distribution occurred on the dates indicated. In addition, the unaudited pro forma consolidated condensed financial statements are not necessarily indicative of HP Inc.’s financial position and results of operations for any future period.

The unaudited pro forma consolidated condensed financial statements and the accompanying notes should be read in conjunction with:

i.	the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in HP Inc.’s Form 10-K for the fiscal year ended October 31, 2014 and

ii.	the unaudited consolidated condensed financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in HP Inc.’s Form 10-Q for the nine months ended July 31, 2015.

The Historical column in the unaudited pro forma consolidated condensed financial statements reflects HP Inc.’s historical financial statements for the periods presented and does not reflect any adjustments related to the Distribution and related events.

The Hewlett Packard Enterprise Separation column in the unaudited pro forma consolidated condensed financial statements were derived from the unaudited pro forma combined financial statements and the combined financial statements included in Hewlett Packard Enterprise’s Form 10 filed with the Securities and Exchange Commission (“SEC”) on October 7, 2015, adjusted to exclude certain items which are relevant to the continuing operations of HP Inc. and to reflect the retention of the marketing optimization software product group.

The pro forma adjustments are based on available information and assumptions that HP Inc.’s management believes are reasonable, that reflect the impacts of events directly attributable to the Distribution and related transaction agreements that are factually supportable, and for purposes of the statements of earnings, are expected to have a continuing impact on HP Inc. The pro forma adjustments do not reflect future events that may occur after the Distribution, including potential selling, general and administrative dis-synergies and the expected charges or the expected realization of any cost savings or other synergies related to the restructuring plan approved on September 14, 2015.

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HP INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

Nine months ended July 31, 2015

(In millions, except per share amounts)

	Historical	Hewlett Packard Enterprise Separation	Pro Forma Adjustments	Notes		Pro Forma HP Inc.
Net revenue:
Products	$51,940	$(14,150)	$—			$37,790
Services	25,428	(24,021)	—			1,407
Financing income	273	(273)	—			—

Total net revenue	77,641	(38,444)	—			39,197

Costs and expenses:
Cost of products	40,035	(9,423)	—			30,612
Cost of services	19,016	(18,004)	—			1,012
Financing interest	182	(182)	—			—
Research and development	2,568	(1,659)	—			909
Selling, general and administrative	9,096	(5,974)	311	(A	)	3,433
Amortization of intangible assets	685	(609)	—			76
Restructuring charges	426	(404)	—			22
Acquisition-related charges	70	(69)	—			1
Separation costs	750	—	(750)	(B	)	—
Defined benefit plan settlement	114	(178)	—			(64)
Impairment of data center assets	136	(136)	—			—

Total operating expenses	73,078	(36,638)	(439)			36,001

Earnings from operations	4,563	(1,806)	439			3,196

Interest and other, net	(421)	44	88	(C	)	(289)

Earnings before taxes	4,142	(1,762)	527			2,907
Provision for taxes	(911)	478	(183)	(D	)	(616)

Net earnings	$3,231	$(1,284)	$344			$2,291

Net earnings per share:
Basic	$1.78					$1.26

Diluted	$1.75					$1.24

Weighted-average shares used to compute net earnings per share:
Basic	1,817					1,817

Diluted	1,842					1,842

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HP INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

Fiscal year ended October 31, 2014

(In millions, except per share amounts)

	Historical	Hewlett Packard Enterprise Separation	Pro Forma Adjustments	Notes		Pro Forma HP Inc.
Net revenue:
Products	$73,726	$(19,113)	$—			$54,613
Services	37,327	(35,289)	—			2,038
Financing income	401	(401)	—			—

Total net revenue	111,454	(54,803)	—			56,651

Costs and expenses:
Cost of products	56,469	(12,413)	—			44,056
Cost of services	28,093	(26,718)	—			1,375
Financing interest	277	(277)	—			—
Research and development	3,447	(2,149)	—			1,298
Selling, general and administrative	13,353	(8,761)	637	(A	)	5,229
Amortization of intangible assets	1,000	(871)	—			129
Restructuring charges	1,619	(1,443)	—			176
Acquisition-related charges	11	(11)	—			—

Total operating expenses	104,269	(52,643)	637			52,263

Earnings from operations	7,185	(2,160)	(637)			4,388

Interest and other, net	(628)	103	134	(C	)	(391)

Earnings before taxes	6,557	(2,057)	(503)			3,997
Provision for taxes	(1,544)	454	183	(D	)	(907)

Net earnings	$5,013	$(1,603)	$(320)			$3,090

Net earnings per share:
Basic	$2.66					$1.64

Diluted	$2.62					$1.62

Weighted-average shares used to compute net earnings per share:
Basic	1,882					1,882

Diluted	1,912					1,912

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HP INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

Fiscal year ended October 31, 2013

(In millions, except per share amounts)

	Historical	Hewlett Packard Enterprise Separation	Pro Forma Adjustments	Notes		Pro Forma HP Inc.
Net revenue:
Products	$72,398	$(19,304)	$—			$53,094
Services	39,453	(37,274)	—			2,179
Financing income	447	(447)	—			—

Total net revenue	112,298	(57,025)	—			55,273

Costs and expenses:
Cost of products	55,632	(12,463)	—			43,169
Cost of services	30,436	(28,851)	—			1,585
Financing interest	312	(312)	—			—
Research and development	3,135	(1,926)	—			1,209
Selling, general and administrative	13,267	(8,561)	623	(A	)	5,329
Amortization of intangible assets	1,373	(1,175)	—			198
Restructuring charges	990	(822)	—			168
Acquisition-related charges	22	(21)	—			1

Total operating expenses	105,167	(54,131)	623			51,659

Earnings from operations	7,131	(2,894)	(623)			3,614

Interest and other, net	(621)	73	89	(C	)	(459)

Earnings before taxes	6,510	(2,821)	(534)			3,155
Provision for taxes	(1,397)	641	139	(D	)	(617)

Net earnings	$5,113	$(2,180)	$(395)			$2,538

Net earnings per share:
Basic	$2.64					$1.31

Diluted	$2.62					$1.30

Weighted-average shares used to compute net earnings per share:
Basic	1,934					1,934

Diluted	1,950					1,950

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HP INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Condensed Statement of Earnings

Fiscal year ended October 31, 2012

(In millions, except per share amounts)

	Historical	Hewlett Packard Enterprise Separation	Pro Forma Adjustments	Notes		Pro Forma HP Inc.
Net revenue:
Products	$77,887	$(20,468)	$—			$57,419
Services	42,008	(39,973)	—			2,035
Financing income	462	(462)	—			—

Total net revenue	120,357	(60,903)	—			59,454

Costs and expenses:
Cost of products	59,468	(12,376)	—			47,092
Cost of services	32,600	(31,305)	—			1,295
Financing interest	317	(317)	—			—
Research and development	3,399	(2,111)	—			1,288
Selling, general and administrative	13,500	(8,669)	475	(A	)	5,306
Amortization of intangible assets	1,784	(1,567)	—			217
Impairment of goodwill and intangible assets	18,035	(16,808)	—			1,227
Restructuring charges	2,266	(1,912)	—			354
Acquisition-related charges	45	(35)	—			10

Total operating expenses	131,414	(75,100)	475			56,789

Earnings from operations	(11,057)	14,197	(475)			2,665

Interest and other, net	(876)	171	62	(C	)	(643)

Earnings before taxes	(11,933)	14,368	(413)			2,022
Provision for taxes	(717)	444	98	(D	)	(175)

Net (loss) earnings	$(12,650)	$14,812	$(315)			$1,847

Net (loss) earnings per share:
Basic	$(6.41)					$0.94

Diluted	$(6.41)					$0.93

Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,974					1,974

Diluted	1,974					1,984

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HP INC. AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Condensed Balance Sheet

As of July 31, 2015

(In millions, except par value)

	Historical	Hewlett Packard Enterprise Separation	Pro Forma Adjustments	Notes		Pro Forma HP Inc.
ASSETS

Current assets:
Cash and cash equivalents	$17,171	$(11,500)	$1,129	(E	)	$6,800
Accounts receivable	12,753	(7,927)	—			4,826
Financing receivables	2,804	(2,804)	—			—
Inventory	6,700	(2,298)	—			4,402
Other current assets	12,570	(6,717)	63	(H	)	5,916

Total current assets	51,998	(31,246)	1,192			21,944

Property, plant and equipment	11,028	(9,570)	—			1,458
Long-term financing receivables and other assets	8,733	(7,669)	327	(F	)(H)	1,391
Goodwill	33,025	(27,345)	—			5,680
Intangible assets	2,249	(2,140)	—			109

Total assets	$107,033	$(77,970)	$1,519			$30,582

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and short-term borrowings	$11,034	$(752)	$(7,243)	(G	)	$3,039
Accounts payable	15,549	(4,882)	—			10,667
Employee compensation and benefits	3,348	(2,592)	—			756
Taxes on earnings	629	(356)	(273)	(H	)	—
Deferred revenue	6,277	(5,260)	—			1,017
Accrued restructuring	330	(281)	—			49
Other accrued liabilities	11,866	(4,932)	198	(H	)	7,132

Total current liabilities	49,033	(19,055)	(7,318)			22,660

Long-term debt	14,468	(15,093)	7,243	(G	)	6,618
Other liabilities	16,089	(8,994)	768	(F	)(H)	7,863
Stockholders’ equity:
HP stockholders’ equity
Preferred stock, $0.01 par value (300 shares authorized; none issued)	—	—	—			—
Common stock, $0.01 par value (9,600 shares authorized; 1,801 shares issued and outstanding at July 31, 2015)	18	—	—			18
Additional paid-in capital	2,101	—	—			2,101
Retained earnings / Parent Company investment in Hewlett Packard Enterprise	30,764	(39,241)	826	(I	)	(7,651)
Accumulated other comprehensive loss	(5,848)	4,821	—			(1,027)

Total HP stockholders’ equity	27,035	(34,420)	826			(6,559)
Non-controlling interests	408	(408)	—			—

Total stockholders’ equity	27,443	(34,828)	826			(6,559)

Total liabilities and stockholders’ equity	$107,033	$(77,970)	$1,519			$30,582

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HP INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

The unaudited pro forma consolidated condensed statements of earnings for the nine months ended July 31, 2015 and for the fiscal year ended October 31, 2014, 2013 and 2012 and the unaudited pro forma consolidated condensed balance sheet as of July 31, 2015 include the following pro forma adjustments:

(A)	Reflects general corporate overhead costs which were historically allocated to Hewlett Packard Enterprise.

(B)	Reflects the removal of all non-recurring separation costs which are incurred and included in HP Inc.’s historical results of operations for the nine months ended July 31, 2015. These costs were primarily related to third-party consulting, contractor fees and other incremental costs and are not expected to have a continuing impact on HP Inc.’s results of operations following the completion of the Separation.

(C)	Represents the allocation of interest to Hewlett Packard Enterprise using the average effective interest rate based on (i) debt assumed by Hewlett Packard Enterprise; and (ii) debt repaid as part of the Separation.

(D)	Represents the tax impact of pro forma adjustments at the applicable statutory income tax rates.

(E)	In connection with the Separation, the HP Inc. Cash and cash equivalents balance at the Distribution date is to expected to be $6.8 billion.

(F)	Represents incremental assets and liabilities related to certain indemnifications between HP Inc. and Hewlett Packard Enterprise.

(G)	Represents the change in long-term and short-term portion of the debt pursuant to (i) debt assumed by Hewlett Packard Enterprise; and (ii) debt repaid as part of the Separation.

(H)	Reflects certain tax reclassifications and remeasurement and includes the tax effects of the Tax Matters Agreement executed in connection with the Separation.

(I)	Retained earnings was adjusted as a result of notes (E), (F) and (H) above.

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